UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 3, 2026
RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-32113	33-0832424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
15950 North Dallas Parkway, Suite 330, Dallas, Texas 75248
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 777-0600

(Former Name or Former Address, if Changed Since Last Report)

________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGP	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 3, 2026, Resources Connection, Inc. (the “Company”) entered into a Separation and General Release Agreement with Bhadreskumar Patel, the Company’s Chief Operating Officer, (the “Separation Agreement”) that provides the last day of Mr. Patel’s employment by the Company will be May 15, 2026 (the “Separation Date”). The Company will continue to pay Mr. Patel his current salary through the Separation Date. The Company does not expect to appoint another Chief Operating Officer to replace Mr. Patel. The Presidents of the Company’s business units (who currently report to Mr. Patel) will report directly to the Company’s Chief Executive Officer, Roger Carlile, following the Separation Date.
The Separation Agreement provides that Mr. Patel will be eligible for the severance benefits provided under his Employment Agreement with the Company, dated April 3, 2024, for a termination of his employment by the Company without “Cause.” Specifically, the Separation Agreement provides that Mr. Patel will receive the following severance benefits, provided he executes and delivers a general release of claims in favor of the Company: (1) a lump sum cash payment of $1,650,000 (equal to one and one-half times the sum of his annual base salary and annual target bonus opportunity), to be paid within sixty days following the Separation Date; (2) a lump sum cash payment that approximates Mr. Patel’s cost to continue healthcare coverage under COBRA for eighteen months following the Separation Date, to be paid within sixty days following the Separation Date; and (3) accelerated vesting of all of Mr. Patel’s then-outstanding and unvested Company equity awards, including restricted stock units and performance-based restricted stock units (with performance-based restricted stock units vesting at the applicable “target” number of shares subject to the award), and the full term to exercise any outstanding Company stock options.
The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1, and is incorporated in this Item 5.02 by reference.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	Separation and General Release Agreement between the Company and Bhadreskumar Patel, dated as of March 3, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: March 4, 2026	By:	/s/ ROGER CARLILE
Roger Carlile
President and Chief Executive Officer